PROPERTY AND EQUIPMENT (Details) - USD ($)	Jul. 04, 2021	Jan. 03, 2021	Dec. 29, 2019
PROPERTY AND EQUIPMENT
Land	$ 485,239	$ 485,239	$ 555,885
Equipment	2,555,874	2,497,576	2,390,545
Buildings	1,313,669	1,306,896	1,363,642
Total property and equipment	4,354,782	4,289,711	4,310,072
Accumulated depreciation	(2,508,831)	(2,398,503)	(2,210,816)
Less - property held for sale	(258,751)	(258,751)	(449,244)
Net property and equipment	$ 1,587,200	$ 1,632,457	$ 1,650,012